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                                   EXHIBIT 23
                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-21847 and No. 333-46761) of DuPont Photomasks, Inc. of our report dated July 27, 1998 appearing in this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP

Austin, Texas
September 18, 1998